SECOND AMENDMENT TO
PURCHASE AND SALE AGREEMENT

    This Second Amendment to Purchase and Sale Agreement (“Amendment”) is dated as of June 12, 2026 (“Amendment Effective Date”) between ELME RIVERSIDE APARTMENTS LLC, a Delaware limited liability company (“Seller”), and RIVERSIDE APARTMENTS VA LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H:

    WHEREAS, Purchaser and Seller entered into a Purchase and Sale Agreement effective as of May 8, 2026, as amended by that First Amendment to Agreement of Purchase and Sale dated as of June 1, 2026 (collectively, the “Original Agreement”) with respect to property located in Alexandria, Virginia, as set forth in the Original Agreement (“Property”); and

    WHEREAS, the parties now desire to amend the Original Agreement on the terms and conditions hereinafter set forth.

    NOW, THEREFORE, for good and valuable consideration, the sufficiency of which the parties acknowledge, the parties agree as follows:

1.Capitalized Terms. All capitalized terms set forth herein shall have the meanings ascribed to such terms in the Original Agreement unless otherwise defined herein.
2.Extension of Inspection Period. The Inspection Period is extended to 5:00 pm Eastern Time on June 18, 2026.
3.Ratification. Except as modified by this Amendment, the Original Agreement shall remain unmodified and in full force and effect and is ratified and confirmed in all respects.
4.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.
5.Counterparts. This Amendment may be executed in two or more counterparts and each of such counterparts, for all purposes, shall be deemed to be an original but all of such counterparts together shall constitute but one and the same instrument, binding upon all parties hereto, notwithstanding that all of such parties may not have executed the same counterpart. Electronic or pdf signatures shall be binding as originals.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

ELME RIVERSIDE APARTMENTS LLC,
a Delaware limited liability company (“Seller”)

By:     WashREIT Riverside LLC,
    a Delaware limited liability company

    By:     Elme Communities,
        a Maryland real estate investment trust

        By: /s/ Tiffany Butcher
        Name:     Tiffany Butcher
        Title:     Authorized Officer

RIVERSIDE APARTMENTS VA LLC, a Delaware limited liability company (“Purchaser”)

By: /s/ Ben Beitel
Name: Ben Beitel,
Title: Authorized Person